Annual Report


                                   MID-CAP
                                   GROWTH
                                   FUND

                              -------------------
                               December 31, 1997
                              -------------------

[LOGO OF T. ROWE PRICE APPEARS HERE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund

 .    The stock market rose over 20% for an unprecedented third straight year;
     the large-cap S&P 500 Stock Index returned 33.36%.

 .    Mid-cap stocks lagged large-caps for much of the year, and within the mid-cap universe, value stocks outperformed growth.

 .    The fund's 6- and 12-month returns of 11.40% and 18.33%, respectively, surpassed those of its Lipper peer group index but not the S&P MidCap
     Index.

 .    We made few changes among sectors; business services and consumer stocks remain our largest holdings.

 .    We believe mid-cap stocks could perform well in coming months relative to the market, since their valuations are attractive vis-a-vis the broad market and many of them have little exposure to Asian problems.

Fellow Shareholders


Following stellar gains in 1995 and 1996, the stock market turned in another unusually good performance in 1997, again led by the type of large-capitalization, blue chip companies that compose the Standard & Poor's 500 Stock Index. The S&P 500's three-year gain of 125.61% was the best since the inception of the index in 1936.

Mid-cap stocks lagged the major large-cap indices in the first half of the year, staged a strong comeback in the third quarter, and faded again in the last three months of 1997. Except for a brief period from April to October, growth stocks lagged value stocks by a considerable margin. Consequently, while the Mid-Cap Growth Fund outperformed an index of its peers for the last six months and the year as a whole, it lagged the S&P MidCap Index for both periods. However, since inception on June 30, 1992, your fund's return of 228.30% easily exceeds the 163.30% gain of the S&P MidCap Index.

----------------------
PERFORMANCE COMPARISON
------------------------------------------------------------



Periods Ended 12/31/97                6 Months  12 Months
------------------------------------------------------------
Mid-Cap Growth Fund                     11.40%     18.33%
S&P MidCap Index                        17.04      32.25
Russell Midcap Growth Index             10.86      22.54
Lipper Mid Cap Fund Index                8.66      17.57


With this report, we are instituting two changes in your fund's benchmarks. For our peer group comparison, we are using the Lipper Mid Cap Fund Index instead of the Lipper Average of all mid-cap funds. The index, which is composed of the 30 largest mid-cap funds, includes your fund and is generally more representative of our average market cap. (For the 6- and 12-month periods, the average returned 10.55% and 19.63%, respectively.) We have also added the Russell Midcap Growth Index to reflect the growth portion of the mid-cap universe, where the fund's program is focused.

YEAR-END DISTRIBUTIONS

Your Board of Directors declared a short-term capital gain of $0.01 per share and a long-term capital gain of $0.29 per share. Both were paid on December 30 to shareholders of record on December 26. You should already have received a check or statement reflecting these distributions as well as your Form 1099-DIV reporting them for tax purposes.

MARKET ENVIRONMENT

The year was characterized by a nearly ideal environment for the domestic stock market. The U.S. economy expanded for the seventh consecutive year at a rate that was fast enough to accommodate good corporate earnings growth but slow enough to allay any fears of resurgent inflation. Reflecting the taming of inflation, long-term bond yields fell sharply, ending 1997 below 6%. Meanwhile, in Washington, both Republicans and Democrats appear to have converged in the middle of the political spectrum on most economic issues, facilitated in part, perhaps, by surging tax receipts and the possibility of a balanced budget in the current fiscal year. This convergence resulted in a tangible benefit for many investors -- a reduction in the long-term capital gains rate. With the political and economic backdrop so positive, it is not surprising that consumer confidence remains close to record levels.

The major investment concern emanated from Asia, as the extraordinary economic growth of the Asian tiger economies was imperiled. What began in July as a currency crisis in Thailand was followed within weeks by devaluations in Indonesia, Malaysia, and the Philippines, and by the de facto default of South Korea in the fall. In Japan, which has still not recovered from the implosion of its own real estate and stock market bubble, banks and brokerages failed. Asian markets plunged, and their currencies fell dramatically against the U.S. dollar, precipitating a major crisis. Except for a volatile period last October, the U.S. stock market thus far has been relatively unaffected by these events.

The U.S. stock market advanced 33.36%, as measured by the large-cap Standard & Poor's 500 Stock Index. This was somewhat surprising to us since the strengthening dollar is a drag on the earnings of many large multinational companies. Furthermore, the stocks of small and mid-size companies usually outdistance larger stocks late in economic expansions, but not this time. Perhaps the reason is that larger companies have benefited from restructuring and cost cutting, whereas small and mid-size companies are still growing rapidly and have had little fat to cut. In any case, mid-cap stocks generally lagged large-caps in 1997. Within the mid-cap group, there was a pronounced difference between growth stocks and value stocks, as exemplified by the Russell indices on page 3.

The largest difference in performance between the two mid-cap segments was the performance of the financial stocks, particularly the slower-growing mid-cap banks, which experienced a consolidation frenzy during the year.

------------------------------
MID-CAP PERFORMANCE COMPARISON
-----------------------------------------------------------------------


Periods Ended 12/31/97                         6 Months    12 Months
-----------------------------------------------------------------------
Russell Midcap Index                             14.54%       29.01%
Russell Midcap Growth Index                      10.86        22.54
Russell Midcap Value Index                       17.34        34.37

PORTFOLIO REVIEW

Driven by falling interest rates, financial services was the best-performing sector in the market. Not surprisingly, two financial stocks were also the fund's top contributors for 1997: Franklin Resources, a leading mutual fund manager and distributor, benefited from strong stock and bond markets; and ACE Limited, a leading multi-specialty property and casualty insurer, reported sharply rising earnings from recently acquired lines of business. Several consumer companies were also top contributors: General Nutrition, the leading retailer of vitamins and health supplements in the U.S., had strong sales and earnings gains; and Royal Caribbean Cruises experienced extremely strong bookings on its ships. The top contributor for the second half of 1997 was Cox Communications, a cable company that is leading its industry in the implementation of new services, particularly high-speed Internet access and local telephone service.

The year's worst detractor to performance was Mercury Finance, a leader in used automobile lending. Along with other investors, we were victimized by suspected management fraud and manipulation of financial statements and are seeking redress through legal action. The fund was also hurt by its position in Boston Chicken, a restaurant operator whose stock fell when an unanticipated slowdown precipitated a reevaluation by investors of what was, in hindsight, an overly aggressive expansion plan and a problematic financial structure. The worst-performing industry in 1997 was precious metals, as gold fell from a 1997 high of $370 per ounce to a low of $283 near year-end. Our holdings in two growing gold companies, TVX Gold and Cambior, also fell. Finally, the worst performer in the second half was United States Surgical. Unanticipated weakness in the company's base noninvasive surgery supply business undercut exciting growth in new product lines.

Your fund remains well diversified across sectors. We have made only modest changes in the last six months, as shown on page 4.

INVESTMENT STRATEGY AND OUTLOOK

As we begin 1998, the critical investment issue is whether the Asian economic crisis will affect the U.S. stock market. We have already seen tremendous damage inflicted on Asian financial markets and are likely to see the economies of many of these countries begin to contract. There will be derivative effects on western nations that are difficult to predict at this stage. However, it is apparent that the overinvestment in productive capacity in many Asian nations will take time to absorb, and part of the solution will inevitably involve greater exports of cheaper goods into the United States and fewer imports of suddenly expensive American goods into Asia. This may well slow the U.S. economy and further dampen our inflation rate. If domestic labor markets continue to tighten, the result could be a squeeze on corporate profits as wages rise but companies are unable to pass through price increases. In 1998, we may well find out how globally integrated the world's economies have become.

------------------------
INDUSTRY DIVERSIFICATION
-------------------------------------------------------------------


                                                6/30/97 12/31/97
-------------------------------------------------------------------
Financial                                            9%       9%
 ...................................................................
Health Care                                         10       12
 ...................................................................
Consumer                                            18       19
 ...................................................................
Technology                                           7       10
 ...................................................................
Business Services                                   28       28
 ...................................................................
Energy                                               7        5
 ...................................................................
Industrial                                          10        7
 ...................................................................
Basic Materials                                      3        2
 ...................................................................
Reserves                                             8        8
-------------------------------------------------------------------
Total                                              100%     100%

One thing we do surmise is that we have entered a period of change. This usually entails higher risks. Stock market volatility, which increased significantly in 1997, is often a signal of change, although it is rarely obvious at the time what those changes are.

We should note, however, that we manage your fund not by making major macroeconomic judgments but by picking stocks we believe will produce good returns over a reasonable time horizon. We will continue to invest based on the precept that fundamental research will deliver superior long-term results. We devote our time to carefully researching and evaluating company fundamentals. While we typically examine a multitude of factors before we invest, and virtually never invest before a face-to-face meeting with a company's management, several of the criteria we focus on include the growth in the company's industry sector; the growth rate we foresee for the company over the next several years; the strength of a company's business model (competitive advantages such as brand names, low-cost production, and patent positions); management we respect; strong financial characteristics such as good cash flow and healthy balance sheets; and, finally, reasonable valuations.

Nevertheless, at the margin, we make adjustments over time to respond to changing conditions. A year ago, we noted that there had been a bifurcation in the mid-cap growth stock universe into two groups: the momentum stocks, featuring fast-growing companies with accelerating fundamentals trading at extremely high valuations; and the plodders, growing more slowly and less assuredly, but trading at dramatically lower valuations. In the last year, many (though not all!) of the formerly high-flying momentum stocks have returned to more reasonable valuations, and we are more focused on some of these faster growers than we were a year ago. Conversely, we are emphasizing the plodders a little less, not only because the valuation differential with the faster growers has narrowed, but also because we believe that in a more difficult pricing environment, the faster-growing companies are generally less dependent on pricing for their growth.

While the stock market as a whole continues to trade near the upper end of its traditional valuation range, low interest rates provide some support as long as earnings growth continues. Relative to the overall market, we believe mid-cap growth stocks look quite attractive. The aggregate underlying growth rate of our portfolio companies is well in excess of the market as a whole, yet the price/earnings ratio is only modestly higher than the market, and well below many of the blue chip leaders. In addition, many of our mid-cap companies have little direct foreign exposure, a factor that could be an advantage for the first time in several years. Finally, the drop in the long-term U.S. capital gains tax rate should favor small and mid-cap growth companies, most of which pay little or no dividends in order to reinvest in their own growth. We believe the mid-cap growth sector and your fund are well positioned to achieve attractive returns over the long run.


Respectfully submitted,

/s/ Brian W.H. Berghuis

Brian W.H. Berghuis
President and Chairman of the Investment Advisory Committee

January 19, 1998

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS


                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/97
--------------------------------------------------------------------------------
Warnaco Group                                                              2.1%
 ................................................................................
JP Foodservice                                                             1.9
 ................................................................................
Biogen                                                                     1.8
 ................................................................................
Suiza Foods                                                                1.8
 ................................................................................
TriMas                                                                     1.8
--------------------------------------------------------------------------------
Affiliated Computer Services                                               1.8
 ................................................................................
Danaher                                                                    1.6
 ................................................................................
Royal Caribbean Cruises                                                    1.6
 ................................................................................
Culligan Water Technologies                                                1.5
 ................................................................................
Outdoor Systems                                                            1.5
--------------------------------------------------------------------------------
ACE Limited                                                                1.5
 ................................................................................
Circuit City Stores                                                        1.5
 ................................................................................
SunGard Data Systems                                                       1.5
 ................................................................................
PartnerRe Holdings                                                         1.5
 ................................................................................
Cox Communications                                                         1.4
--------------------------------------------------------------------------------
Interim Services                                                           1.4
 ................................................................................
DST Systems                                                                1.4
 ................................................................................
Cendant                                                                    1.4
 ................................................................................
FINOVA Group                                                               1.4
 ................................................................................
Network Associates                                                         1.3
--------------------------------------------------------------------------------
360 Communications                                                         1.3
 ................................................................................
Galileo International                                                      1.3
 ................................................................................
Franklin Resources                                                         1.3
 ................................................................................
Teleflex                                                                   1.2
 ................................................................................
Quorum Health Group                                                        1.2
--------------------------------------------------------------------------------

Total                                                                     38.0%

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended December 31, 1997

Ten Best Contributors
----------------------------------------
Cox Communications             17(cents)
 ........................................
Royal Caribbean Cruises        16
 ........................................
Outdoor Systems                16
 ........................................
ACE Limited                    15
 ........................................
Cendant                        14
 ........................................
Comcast                        12
 ........................................
SunGard Data Systems           11
 ........................................
JP Foodservice                 11
 ........................................
Cooper Cameron                 10
 ........................................
PLATINUM technology            10
----------------------------------------
Total                         132(cents)

Ten Worst Contributors
----------------------------------------
United States Surgical        -11(cents)
 ........................................
Vencor*                        10
 ........................................
Cambior                         9
 ........................................
TVX Gold                        8
 ........................................
OEA                             7
 ........................................
St. Jude Medical                6
 ........................................
Fairfax Financial               6
 ........................................
Great Lakes Chemical            5
 ........................................
Xilinx                          5
 ........................................
Quest Diagnostics**             4
----------------------------------------
Total                         -71(cents)

12 Months Ended December 31, 1997

Ten Best Contributors
----------------------------------------
Franklin Resources             25(cents)
 ........................................
ACE Limited                    25
 ........................................
General Nutrition              24
 ........................................
Royal Caribbean Cruises*       22
 ........................................
Outdoor Systems*               22
 ........................................
Costco Companies               19
 ........................................
Gartner Group*                 19
 ........................................
Kohl's                         18
 ........................................
Cox Communications             17
 ........................................
Cendant                        17
----------------------------------------
Total                         208(cents)

Ten Worst Contributors
----------------------------------------
Mercury Finance**             -28(cents)
 ........................................
Boston Chicken**               21
 ........................................
TVX Gold                       17
 ........................................
Cambior                        17
 ........................................
OEA                            16
 ........................................
Corporate Express              11
 ........................................
American Pad & Paper**         10
 ........................................
Ikon Office Solutions          10
 ........................................
Tupperware**                    9
 ........................................
Scholastic**                    8
----------------------------------------
Total                        -147(cents)

 * Position added
** Position eliminated

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

                            [LINE GRAPH APPERS HERE]


           S&P MidCap Index   Lipper Mid Cap Fund Index  Mid-Cap Growth Fund
           ----------------   -------------------------  -------------------
6/30/92         10,000                  10,000                  10,000
12/92           11,609                  11,802                  12,454
12/93           13,229                  13,615                  15,721
12/94           12,755                  13,340                  15,767
12/95           16,702                  17,753                  22,224
12/96           19,909                  20,643                  27,744
12/97           26,330                  24,270                  32,830

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since     Inception
Periods Ended 12/31/97     1 Year    3 Years   5 Years    Inception     Date
-------------------------------------------------------------------------------
Mid-Cap Growth Fund        18.33%    27.69%     21.39%     24.11%     6/30/92
 ...............................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE MID-CAP GROWTH FUND
-------------------------------------------------------------------------------



--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                              Year
                             Ended
                          12/31/97      12/31/96      12/31/95    12/31/94   12/31/93
NET ASSET VALUE
Beginning of period       $  24.43    $    20.13      $  14.85     $ 15.18   $  12.27
                          ..............................................................

Investment activities
 Net investment income       (0.03)       (0.01)             -           -*         -*
 Net realized and
 unrealized gain (loss)       4.50         5.00           6.07        0.04       3.21
                          ..............................................................

 Total from
 investment activities        4.47         4.99           6.07        0.04       3.21
                          ..............................................................

Distributions
 Net realized gain           (0.30)        (0.69)        (0.79)      (0.37)     (0.30)
                          ..............................................................

NET ASSET VALUE
End of period             $  28.60    $    24.43      $  20.13     $ 14.85   $  15.18
                          --------------------------------------------------------------

Ratios/Supplemental Data

Total return                18.33%        24.84%        40.95%       0.29%*    26.24%*
 ........................................................................................
Ratio of expenses to
average net assets           0.95%         1.04%         1.25%       1.25%*     1.25%*
 ........................................................................................
Ratio of net investment
income to average
net assets                 (0.14)%       (0.11)%       (0.01)%       0.02%*   (0.12)%*
 ........................................................................................
Portfolio turnover rate      42.6%         38.1%         57.5%       48.7%      62.4%
 ........................................................................................
Average commission
rate paid                 $ 0.0515    $   0.0531             -           -          -
 ........................................................................................
Net assets, end of period
(in millions)             $  1,839    $    1,021      $    264     $   101   $     65
 ........................................................................................

* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/95.


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
---------------------------------------------------------------------------
                                                          December 31, 1997

------------------------
PORTFOLIO OF INVESTMENTS                    Shares/Par               Value
---------------------------------------------------------------------------
                                                               In thousands
COMMON STOCKS  92.2%

FINANCIAL  8.4%

Insurance  3.8%
ACE Limited                                   285,000          $    27,502
 ...........................................................................
Fairfax Financial (CAD) *                      70,000               15,675
 ...........................................................................
PartnerRe Holdings ADR                        575,000               26,666
 ...........................................................................
                                                                    69,843
                                                               ............
Financial Services  4.6%
Capital One Financial                         375,000               20,320
 ...........................................................................
FINOVA Group                                  500,000               24,844
 ...........................................................................
Franklin Resources                            275,000               23,908
 ...........................................................................
INMC Mortgage Holdings                        700,000               16,406
 ...........................................................................
                                                                    85,478
                                                               ............
Total Financial                                                    155,321
                                                               ............

HEALTH CARE  12.1%

Pharmaceuticals  1.6%
Agouron Pharmaceuticals *                     325,000                9,516
 ...........................................................................
ALZA (Class A) *                              600,000               19,088
 ...........................................................................
                                                                    28,604
                                                               ............
Biotechnology  2.9%
Biogen *                                      925,000               33,705
 ...........................................................................
Gilead Sciences *                             514,800               19,755
 ...........................................................................
                                                                    53,460
                                                               ............
Medical Instruments and Devices  2.9%
St. Jude Medical *                            500,000               15,250
 ...........................................................................
Sybron International *                        400,000               18,775
 ...........................................................................
United States Surgical                        625,000               18,320
 ...........................................................................
                                                                    52,345
                                                               ............
Health Care Services  4.7%
Cardinal Health                               215,000               16,152
 ...........................................................................
Covance *                                   1,125,000               22,360
 ...........................................................................
Omnicare                                      650,000               20,150
 ...........................................................................
Quorum Health Group *                         853,300               22,399
 ...........................................................................
Vencor *                                      247,900                6,058
 ...........................................................................
                                                                    87,119
                                                               ............
Total Health Care                                                  221,528
                                                               ............


T. ROWE PRICE MID-CAP GROWTH FUND
-------------------------------------------------------------------------------



                                                Shares/Par               Value
--------------------------------------------------------------------------------
                                                                  In thousands
CONSUMER  19.4%

Soft Goods Retailers  2.1%
Gymboree *                                         775,000        $     21,264
 ................................................................................
Kohl's *                                           250,000              17,031
 ................................................................................
                                                                        38,295
                                                                  ..............
Hard Goods Retailers  6.5%
BJs Wholesale Club *                               650,000              20,394
 ................................................................................
Circuit City Stores                                770,800              27,411
 ................................................................................
Costco Companies *                                 500,000              22,297
 ................................................................................
Fred Myer *                                        525,000              19,097
 ................................................................................
General Nutrition *                                550,000              18,666
 ................................................................................
Shopko Stores *                                    553,800              12,045
 ................................................................................
                                                                       119,910
                                                                  ..............
Consumer Non-Durables  3.6%
Culligan Water Technologies *                      566,700              28,477
 ................................................................................
Warnaco Group (Class A)                          1,225,000              38,434
 ................................................................................
                                                                        66,911
                                                                  ..............
Restaurants  0.9%
Outback Steakhouse *                               550,000              15,916
 ................................................................................
                                                                        15,916
                                                                  ..............
Food and Beverages  1.8%
Suiza Foods *                                      550,000              32,759
 ................................................................................
                                                                        32,759
                                                                  ..............
Entertainment  1.6%
Royal Caribbean Cruises                            560,000              29,855
 ................................................................................
                                                                        29,855
                                                                  ..............
Consumer Services  2.9%
Cendant *                                          730,717              25,118
 ................................................................................
La Quinta Inns                                     775,000              14,967
 ................................................................................
Stewart Enterprises                                294,800              13,764
 ................................................................................
                                                                        53,849
                                                                  ..............
Total Consumer                                                         357,495
                                                                  ..............


TECHNOLOGY  10.2%

Computer Software  4.3%
BMC Software *                                     215,000              14,096
 ................................................................................
Intuit *                                           235,000               9,708
 ................................................................................

T. ROWE PRICE MID-CAP GROWTH FUND
-------------------------------------------------------------------------------



                                                Shares/Par              Value
--------------------------------------------------------------------------------
                                                                 In thousands

Network Associates *                               466,560         $   24,626
 ................................................................................
PLATINUM technology *                              175,000              4,955
 ................................................................................
Security Dynamics Technologies *                   275,000              9,848
 ................................................................................
Synopsys *                                         450,000             16,059
 ................................................................................
                                                                       79,292
                                                                   .............
Networking and Telecom Equipment  0.5%
Anixter International *                            575,000              9,488
 ................................................................................
                                                                        9,488
                                                                   .............
Semiconductors & Components  3.6%
Analog Devices *                                   500,000             13,844
 ................................................................................
Maxim Integrated Products *                        480,000             16,590
 ................................................................................
Microchip Technology *                             350,000             10,522
 ................................................................................
PMC-Sierra *                                       300,000              9,356
 ................................................................................
Xilinx *                                           425,000             14,875
 ................................................................................
                                                                       65,187
                                                                   .............
E-Commerce  1.8%
Checkfree *                                        475,000             12,914
 ................................................................................
Sterling Commerce *                                525,000             20,180
 ................................................................................
                                                                       33,094
                                                                   .............
Total Technology                                                      187,061
                                                                   .............


BUSINESS SERVICES  28.0%

Telecom Services  6.4%
360 Communications *                             1,210,000             24,427
 ................................................................................
Cincinnati Bell                                    400,000             12,400
 ................................................................................
Comcast                                            700,000             22,072
 ................................................................................
Cox Communications *                               660,000             26,441
 ................................................................................
Omnipoint *                                        550,000             12,822
 ................................................................................
Paging Network *                                 1,300,000             14,015
 ................................................................................
Vanguard Cellular *                                425,000              5,432
 ................................................................................
                                                                      117,609
                                                                   .............
Computer Services  6.9%
Affiliated Computer Services *                   1,225,000             32,233
 ................................................................................
DST Systems *                                      600,000             25,613
 ................................................................................
Galileo International                              872,200             24,095
 ................................................................................
National Data                                      475,000             17,159
 ................................................................................
SunGard Data Systems *                             881,400             27,323
 ................................................................................
                                                                      126,423
                                                                   .............

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------


                                                Shares/Par                Value
--------------------------------------------------------------------------------
                                                                   In thousands
Distribution  5.9%
Corporate Express *                              1,370,300         $     17,685
 ................................................................................
Fastenal                                           175,000                6,727
 ................................................................................
Henry Schein *                                     150,000                5,269
 ................................................................................
Ikon Office Solutions                              325,700                9,160
 ................................................................................
JP Foodservice *                                   944,667               34,894
 ................................................................................
MSC *                                              425,900               18,047
 ................................................................................
Richfood Holdings                                  600,000               16,950
 ................................................................................
                                                                        108,732
                                                                   .............
Media and Advertising  3.4%
ADVO *                                             225,000                4,388
 ................................................................................
Catalina Marketing *                               387,600               17,926
 ................................................................................
Jacor Communications *                             231,000               12,286
 ................................................................................
Outdoor Systems *                                  741,550               28,457
 ................................................................................
                                                                         63,057
                                                                   .............
Environmental  1.0%
USA Waste Services *                               448,500               17,604
 ................................................................................
                                                                         17,604
                                                                   .............
Miscellaneous Business Services  3.3%
AccuStaff *                                        600,000               13,800
 ................................................................................
Gartner Group *                                    575,200               21,462
 ................................................................................
Interim Services *                               1,000,000               25,875
 ................................................................................
                                                                         61,137
                                                                   .............
Real Estate Services  1.1%
Security Capital Group (Class B) *                 600,000               19,500
 ................................................................................
                                                                         19,500
                                                                   .............
Total Business Services                                                 514,062
                                                                   .............


ENERGY  5.0%

Energy Services  4.2%
Camco International                                328,200               20,902
 ................................................................................
Cooper Cameron *                                   325,000               19,825
 ................................................................................
Smith International *                              300,200               18,425
 ................................................................................
Weatherford Enterra *                              402,600               17,614
 ................................................................................
                                                                         76,766
                                                                   .............

T. ROWE PRICE MID-CAP GROWTH FUND
-------------------------------------------------------------------------------



                                           Shares/Par                     Value
--------------------------------------------------------------------------------
                                                                   In thousands
Exploration and Production  0.8%
United Meridian *                             515,900              $     14,510
 ................................................................................
                                                                         14,510
                                                                   .............
Total Energy                                                             91,276
                                                                   .............


INDUSTRIAL  6.9%

Defense and Aerospace  1.0%
BE Aerospace *                                675,000                    18,077
 ................................................................................
                                                                         18,077
                                                                   .............
Automobiles and Related  0.4%
OEA                                           227,100                     6,572
 ................................................................................
                                                                          6,572
                                                                   .............
Specialty Chemicals  0.9%
Great Lakes Chemical                          375,000                    16,828
 ................................................................................
                                                                         16,828
                                                                   .............
Machinery  4.6%
Danaher                                       475,000                    29,984
 ................................................................................
Teleflex                                      607,800                    22,945
 ................................................................................
TriMas                                        950,000                    32,656
 ................................................................................
                                                                         85,585
                                                                   .............
Total Industrial                                                        127,062
                                                                   .............


BASIC MATERIALS  1.6%

Mining  1.6%
Battle Mountain Gold                        2,550,000                    14,981
 ................................................................................
Cambior                                     1,000,000                     5,875
 ................................................................................
TVX Gold *                                  2,700,000                     9,113
 ................................................................................
Total Basic Materials                                                    29,969
                                                                   .............
Miscellaneous Common Stocks  0.6%                                        11,419
                                                                   .............

Total Common Stocks (Cost  $1,335,812)                                1,695,193
                                                                   .............

SHORT-TERM INVESTMENTS  7.9%

Money Market Funds  7.9%
Government Reserve Investment
  Fund, 5.55% #+                        $ 144,738,284                   144,738
 ................................................................................
                                                                        144,738
                                                                   .............

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------



                                                Shares/Par           Value
----------------------------------------------------------------------------
                                                              In thousands
     U.S. Government Obligations  0.0%

     U.S. Treasury Bills, 5.02%, 2/5/98       $  1,000,000    $        995
     .......................................................................
                                                                       995
                                                              ..............

     Total Short-Term Investments (Cost  $145,733)                 145,733
                                                              ..............


 Total Investments in Securities

 100.1% of Net Assets (Cost $1,481,545)                       $  1,840,926

 Other Assets Less Liabilities                                      (2,274)
                                                              ..............


 NET ASSETS                                                   $  1,838,652
                                                              --------------



  # Seven-day yield
  + Affiliated company
  * Non-income producing
ADR American Depository Receipt
CAD Canadian dollar



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
-------------------------------------------------------------------------------
                                                              December 31, 1997


-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands


Assets

   Investments in securities, at value
   Affiliated companies (cost $144,738)               $  144,738
   Other companies (cost $1,336,807)                   1,696,188
                                                      ............
   Total investments in securities                    $1,840,926
   Other assets                                           15,265
                                                      ............
   Total assets                                        1,856,191
                                                      ............

  Liabilities

   Total liabilities                                      17,539
                                                      ............

  NET ASSETS                                          $1,838,652
                                                      ------------

  Net Assets Consist of:
   Accumulated net realized gain/loss - net of
   distributions                                      $   23,060

  Net unrealized gain (loss)                             359,381

  Paid-in-capital applicable to 64,286,306
   shares of $0.01 par value capital stock
   outstanding; 1,000,000,000 shares authorized        1,456,211
                                                      ............

  NET ASSETS                                          $1,838,652
                                                      ------------

  NET ASSET VALUE PER SHARE                           $    28.60
                                                      ------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------



------------------------
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                            Year
                                                           Ended
                                                        12/31/97
  Investment Income

  Income
   Interest                                           $    7,630
   Dividend                                                3,917
                                                      ............
   Total income                                           11,547
                                                      ............
  Expenses
   Investment management                                   9,548
   Shareholder servicing                                   3,247
   Registration                                              283
   Prospectus and shareholder reports                        256
   Custody and accounting                                    138
   Legal and audit                                            14
   Directors                                                  12
   Miscellaneous                                              23
                                                      ............
   Total expenses                                         13,521
                                                      ............
  Net investment income                                   (1,974)
                                                      ............

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
   Securities                                             36,097
   Futures                                                  (350)
   Foreign currency transactions                             (63)
                                                      ............
   Net realized gain (loss)                               35,684
  Change in net unrealized gain or loss on securities    210,970
                                                      ............
  Net realized and unrealized gain (loss)                246,654
                                                      ............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                              $  244,680
                                                      ------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------



----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                            Year
                                                           Ended
                                                        12/31/97    12/31/96
  Increase (Decrease) in Net Assets
  Operations
   Net investment income                              $   (1,974) $     (675)
   Net realized gain (loss)                               35,684      31,550
   Change in net unrealized gain or loss                 210,970     101,719
                                                      .......................
   Increase (decrease) in net assets from operations     244,680     132,594
                                                      .......................

  Distributions to shareholders
   Net realized gain                                     (19,049)    (27,658)
                                                      .......................

  Capital share transactions *
   Shares sold                                         1,031,810     794,631
   Distributions reinvested                               18,314      26,549
   Shares redeemed                                      (458,141)   (169,185)
                                                      .......................
   Increase (decrease) in net assets from capital
   share transactions                                    591,983     651,995
                                                      .......................
  Net equalization                                             -         120
                                                      .......................

  Net Assets
  Increase (decrease) during period                      817,614     757,051
  Beginning of period                                  1,021,038     263,987
                                                      .......................

  End of period                                       $1,838,652  $1,021,038
                                                      -----------------------

* Share information
   Shares sold                                            39,733      35,021
   Distributions reinvested                                  657       1,102
   Shares redeemed                                       (17,896)     (7,442)
                                                      .......................
   Increase (decrease) in shares outstanding              22,494      28,681



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 1997


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1992.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------



     of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $1,062,122,000 and $545,431,000, respectively, for the year ended December 31, 1997. Purchases of U.S. government securities aggregated $30,163,000 for the year ended December 31, 1997.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------

     Undistributed net investment income                            $1,991,000
     Undistributed net realized gain                                    66,000
     Paid-in-capital                                                (2,057,000)

T. ROWE PRICE MID-CAP GROWTH FUND
-------------------------------------------------------------------------------




     At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,481,545,000, and net unrealized gain aggregated $359,381,000, of which $416,397,000 related to appreciated investments and $57,016,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,015,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,652,000 for the year ended December 31, 1997, of which $266,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $2,833,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------



---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of
T. Rowe Price Mid-Cap Growth Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Fund, Inc. (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

     PRICE WATERHOUSE LLP
     Baltimore, Maryland
     January 21, 1998

T. ROWE PRICE MID-CAP GROWTH FUND
--------------------------------------------------------------------------------



-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/97
--------------------------------------------------------------------------------


   We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

   The fund's distributions to shareholders included:

   . $877,000 from short-term capital gains, and

   . $18,172,000 from long-term capital gains; of which $3,205,000 was subject to the 20% rate gains category.

   For corporate shareholders, 100% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------

T. ROWE PRICE DISCOUNT BROKERAGE
-------------------------------------------------------------------------------



     DISCOUNT BROKERAGE
     A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC


            This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:


            Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

            Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

            Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.







            *Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.
           **Discount applies to our current commission schedule; subject to our $35 minimum commission.

T. ROWE PRICE SHAREHOLDER SERVICES
-------------------------------------------------------------------------------



     INVESTMENT SERVICES AND INFORMATION


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

            By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

            In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.



     AUTOMATED 24-HOUR SERVICES

            Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

            T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.


     ACCOUNT SERVICES

            Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

            Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account Call a shareholder service representative for more information.

INVESTMENT INFORMATION

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
 ...................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ...................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS+
 ...................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ...................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ...................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


  *   Formerly the Equity Index Fund.
 ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***   Closed to new investors.
  + Neither the funds nor their share prices are guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price Companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Mid-Cap Growth Fund.


Investor Centers:
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Baltimore, MD 21202

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T. Rowe Price Investment Services, Inc., Distributor.